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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2002
                                                         -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

                   0-25636                          51-0269396
                  ---------                        ------------
          (Commission File Number)      (IRS Employer Identification Number)



201 North Walnut Street, Wilmington, Delaware                        19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                   (302) 594-4000
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Registrant's telephone number, including area code


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Item 5.    Other Events

               On February 15, 2002, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:

               Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A

Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       First USA Bank, National Association, as
                                       Servicer, on behalf of BANC ONE CREDIT
                                       CARD MASTER TRUST

                                       By: /s/ Tracie H. Klein
                                           ------------------------------------
                                       Name:  Tracie H. Klein
                                       Title: First Vice President



Date:  February 15, 2002
       -----------------

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EXHIBIT INDEX

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Exhibit        Description                                                                                       Page
-------        -----------                                                                                       -----
99.1           Excess Spread Analysis                                                                               5

99.2           The Trust Allocation Report for the monthly Period ending January 31, 2002.                          6

99.3           Banc One Credit Card Master Trust - Summary Report for Series 1996-A                               7-8

99.4           Monthly Servicer's Certificate                                                                       9
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